UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2022

Better For You Wellness, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1349 East Broad Street Columbus, OH	43205
(address of principal executive offices)	(zip code)

+1 (614) 368-9898

(registrant’s telephone number, including area code)

Not Applicable

(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

“We”, “Us”, “The Issuer” and or “the Company” refer to Better For You Wellness, Inc., a Nevada Company.

Item 1.01. Entry into a Material Definitive Agreement

Mast Hill Fund, L.P. Promissory Note Amendments

On October 12, 2022, the Company entered into an Amendment to the Promissory Note Issued on April 12, 2022 (the “First Note Amendment”) dated October 11, 2022 with Mast Hill Fund, L.P. (“Mast Hill”) replacing Section 3.19 of the Promissory Note Issued on April 12, 2022 in its entirety with language extending the Company’s requirement to file a registration statement on or before February 9, 2023 and cause the Registration Statement to become effective on or before May 10, 2023. On October 12, 2022, the Company also entered into an Amendment to the Promissory Note Issued on June 7, 2022 (the “Second Note Amendment”) dated October 11, 2022 with Mast Hill replacing Section 3.19 of the Promissory Note Issued on April 12, 2022 in its entirety with language extending the Company’s requirement to file a registration statement on or before February 9, 2023 and cause the Registration Statement to become effective on or before May 10, 2023. In consideration of the execution and delivery of the First Note Amendment the Company issued 2,686,667 shares of restricted Better For You Wellness, Inc. common stock.

The foregoing descriptions of the First Note Amendment and the Second Note Amendment are qualified by reference to the full texts of the First Note Amendment and the Second Note Agreement, the forms of which are filed herewith as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Promissory Note Issued on April 12, 2022 is qualified by reference to the full text of the Promissory Note Issued on April 12, 2022, the form of which is filed as Exhibit 10.2 to the Current Report on Form 8-K filed on April 19, 2022 and is incorporated herein by reference. The foregoing description of the Promissory Note Issued on June 7, 2022 is qualified by reference to the full text of the Promissory Note Issued on June 7, 2022, the form of which is filed as Exhibit 10.2 to the Current Report on Form 8-K filed on June 10, 2022 and is incorporated herein by reference.

Mango Moi LLC Loan Repayment Agreement

On October 13, 2022, subsequent to the Company’s May 26, 2022 acquisition of Mango Moi LLC, whereby the Company agreed to assume the repayment of a certain loan agreement entered into between Mango Moi LLC and Gushy Joseph (the “Lender”) on October 18, 2021 in which a total of thirty-five thousand dollars ($35,000) was due and payable to the Lender, the Company and the Lender entered into a Loan Repayment Agreement whereby repayment of seventeen thousand five hundred dollars ($17,500) of the loan would be satisfied by the issuance to the Lender of 760,870 restricted Better For You Wellness, Inc. common shares, with the remaining seventeen thousand five hundred dollars ($17,500) to be repaid in cash in 2023.

The foregoing description of the Loan Repayment Agreement is qualified by reference to the full text of the Loan Repayment Agreement, the form of which is filed herewith as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT

10.1	Form of First Note Amendment
10.2	Form of Second Note Amendment
10.3	Form of Loan Repayment Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.

Dated: October 18, 2022	/s/ Ian James
Ian James
Chief Executive Officer

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